UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2006

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9511	94-2490990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California	95037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 11, 2006, the Audit Committee of the Board of Directors of The Coast Distribution System, Inc. notified Grant Thornton, LLP (“Grant Thornton “), that the Company was dismissing Grant Thornton as its independent registered public accounting firm, effective immediately.

Having already requested proposals from other independent registered public accounting firms to render audit services to the Company for the remainder of fiscal 2006, including the audit of the Company’s annual financial statements for the year ending December 31, 2006, our Audit Committee expects to engage a new independent registered public accounting firm within the next two weeks.

The audit reports of Grant Thornton on our financial statements for fiscal years ended December 31, 2005 and 2004 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from January 1, 2004 to the date of this Report, there have been no disagreements between us and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the period from January 1, 2004 to the date of this Report, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Grant Thornton with a copy of this disclosure and have requested Grant Thornton to furnish us with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the statements that we have made in this Report. A copy of Grant Thornton’s letter is attached to this Report as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit is being filed with this Form 8–K:

16.1	Letter dated September 15, 2006 from Grant Thornton LLP to the Securities and Exchange Commission as to the statements regarding Grant Thornton included in this Current Report on Form 8–K.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: September 19, 2006	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President & Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter dated September 15, 2006 from Grant Thornton LLP to the Securities and Exchange Commission as to the statements regarding Grant Thornton included in this Current Report on Form 8–K.